Like securities of all mutual
funds, these securities have
not been approved or
disapproved by the Securities
and Exchange Commission,
and the Securities and
Exchange Commission has
not determined if this
prospectus is accurate or
complete. Any representation
to the contrary is a criminal
offense.

FIDELITY(registered trademark) ADVISOR
EMERGING ASIA
FUND

INSTITUTIONAL CLASS
   (Fund 759, CUSIP 315920454)

PROSPECTUS
DECEMBER 29, 1999
   REVISED FEBRUARY 3, 2000

(FIDELITY_LOGO_GRAPHIC)(registered trademark)
82 DEVONSHIRE STREET, BOSTON, MA 02109

CONTENTS



FUND SUMMARY             2   INVESTMENT SUMMARY

                         2   PERFORMANCE

                         3   FEE TABLE

FUND BASICS              4   INVESTMENT DETAILS

                         5   VALUING SHARES

SHAREHOLDER INFORMATION  5   BUYING AND SELLING SHARES

                         13  EXCHANGING SHARES

                         13  ACCOUNT FEATURES AND POLICIES

                         16  DIVIDENDS AND CAPITAL GAIN
                             DISTRIBUTIONS

                         16  TAX CONSEQUENCES

FUND SERVICES            17  FUND MANAGEMENT

                         17  FUND DISTRIBUTION

APPENDIX                 17  FINANCIAL HIGHLIGHTS



FUND SUMMARY


INVESTMENT SUMMARY

INVESTMENT OBJECTIVE

ADVISOR EMERGING ASIA FUND seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

(small solid bullet) Normally investing primarily in equity and debt securities of Asian emerging market issuers.

(small solid bullet) Normally investing at least 65% of total assets in securities of Asian emerging market issuers.

(small solid bullet) Investing principally in equity securities.

(small solid bullet) Potentially investing up to 35% of total assets in securities of companies (other than Asian emerging market issuers) that derive, or will derive, a significant portion of their revenues or profits from business in Asian countries generally, or debt securities of governments of Asian countries or their agencies or other political subdivisions (other than Asian emerging market issuers).

(small solid bullet) Allocating investments across countries considering the size of the market in each country relative to the size of the markets in Asian countries with emerging markets as a whole.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory and political uncertainties and can be extremely volatile.

(small solid bullet) GEOGRAPHIC CONCENTRATION IN ASIA. Most Asian economies are characterized by over-extension of credit, currency devaluations and restrictions, rising unemployment, high inflation, decreased exports, and economic recessions. International trade, government policy and political and social stability significantly affect economic growth. The markets in Asia can be extremely volatile.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

PERFORMANCE

Prior to June 16, 1999, the fund operated as Fidelity Advisor Emerging Asia Fund, Inc. (Closed-End Fund), a closed-end fund with the same investment objective and substantially similar investment policies. On June 15, 1999, the Closed-End Fund was reorganized as an open-end fund through a transfer of all of its assets and liabilities to the fund. Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. Institutional Class shares were not offered prior to June 16, 1999. The returns presented below do not reflect Institutional Class total expenses. If the effect of Institutional Class expenses was reflected, returns may be lower than those shown because Institutional Class shares of the fund may have higher total expenses than the Closed-End Fund.

The following information illustrates the changes in the Closed-End Fund's performance from year to year and compares the Closed-End Fund's performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Returns are based on past results and are not an indication of future performance.

YEAR-BY-YEAR RETURNS

THE CLOSED-END FUND

Calendar Years                               1995   1996   1997    1998

                                             -1.65  19.09  -33.22  -1.58



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: -1.65
Row: 8, Col: 1, Value: 19.09
Row: 9, Col: 1, Value: -33.22000000000001
Row: 10, Col: 1, Value: 1.58

DURING THE PERIODS SHOWN IN THE CHART FOR THE CLOSED-END FUND, THE
HIGHEST RETURN FOR A QUARTER WAS 32.21% (   QUARTER ENDED     DECEMBER
31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS -27.62% (   QUARTER
ENDED     JUNE 30, 1998).

THE YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1999 FOR INSTITUTIONAL
CLASS OF THE FUND WAS    36.36%.     INSTITUTIONAL CLASS'S
YEAR-TO-DATE RETURN REFLECTS THE PERFORMANCE OF THE CLOSED-END FUND THROUGH JUNE 15, 1999 (THE DATE OF THE FUND'S REORGANIZATION) AND THE PERFORMANCE OF INSTITUTIONAL CLASS FOR THE PERIOD BEGINNING JUNE 16, 1999 TO SEPTEMBER 30, 1999.

AVERAGE ANNUAL RETURNS

For the periods ended          Past 1 year  Life of classA
December 31, 1998

The Closed-End Fund             -1.58%       -4.20%

MSCI All Country Asia Free ex   -7.79%       -8.57%
Japan Index

Lipper Pacific ex Japan Funds   -9.05%       n/a
Average

A FROM MARCH 25, 1994 (COMMENCEMENT OF OPERATIONS OF THE CLOSED-END
FUND).

Morgan Stanley Capital International AC (All Country) Asia Free ex Japan Index is a market capitalization-weighted index of over 500 stocks traded in 11 Asian markets, excluding Japan.

The Lipper Pacific ex Japan Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.

FEE TABLE

The following table describes the fees and expenses that are incurred when you buy, hold, or sell Institutional Class shares of the fund. The annual class operating expenses provided below for Institutional Class are based on estimated expenses.

SHAREHOLDER FEES (PAID BY THE INVESTOR DIRECTLY)

                              Institutional Class

Sales charge (load) on        None
purchases and reinvested
distributions

Deferred sales charge (load)  None
on redemptions

ANNUAL CLASS OPERATING EXPENSES (PAID FROM CLASS ASSETS)

                              Institutional Class

Management fee                0.73%

Distribution and Service      None
(12b-1) fee

Other expenses                1.02%

Total annual class operating  1.75%
expensesA

A EFFECTIVE JUNE 16, 1999, FMR HAS AGREED TO REIMBURSE INSTITUTIONAL CLASS OF THE FUND TO THE EXTENT THAT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, SECURITIES LENDING COSTS, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES), AS A PERCENTAGE OF ITS AVERAGE NET ASSETS, EXCEED 1.75%. THIS ARRANGEMENT WILL REMAIN IN EFFECT THROUGH JUNE 15, 2000.

This EXAMPLE helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that Institutional Class's annual return is 5% and that your shareholder fees and Institutional Class's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:

          Institutional Class

1 year    $ 178

3 years   $ 551

5 years   $ 949

10 years  $ 2,062

FUND BASICS


INVESTMENT DETAILS

INVESTMENT OBJECTIVE

ADVISOR EMERGING ASIA FUND seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests the fund's assets primarily in equity and debt securities of Asian emerging market issuers. FMR normally invests at least 65% of the fund's total assets in securities of Asian emerging market issuers. Asian emerging market issuers are those issuers located in an Asian country with an emerging market. Asian countries with emerging markets include Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, the Philippines, the People's Republic of China, Singapore, Sri Lanka, Taiwan, Thailand, Vietnam, Burma, Laos and Cambodia. FMR intends to invest the fund's assets principally in equity securities.

FMR may invest up to 35% of the fund's total assets in (i) securities of companies (other than Asian emerging market issuers) that derive, or will derive, a significant portion of their revenues or profits from business in Asian countries generally or (ii) debt securities of governments of Asian countries or their agencies or other political subdivisions (other than Asian emerging market issuers).

FMR normally diversifies the fund's investments across different Asian countries with emerging markets. In allocating the fund's investments across countries, FMR will consider the size of the market in each country relative to the size of the markets in Asian countries with emerging markets as a whole.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

DESCRIPTION OF PRINCIPAL SECURITY TYPES

EQUITY SECURITIES represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

DEBT SECURITIES are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities.

PRINCIPAL INVESTMENT RISKS

Many factors affect the fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of the securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because FMR concentrates the fund's investments in a particular group of countries, the fund's performance is expected to be closely tied to economic and political conditions within that group of countries and to be more volatile than the performance of more geographically diversified funds. Because FMR may invest a significant percentage of the fund's assets in a single issuer, the fund's performance could be closely tied to the market value of that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The following factors can significantly affect the fund's performance:

STOCK MARKET VOLATILITY. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes.

FOREIGN EXPOSURE. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. For example, many foreign countries are less prepared than the United States to properly process and calculate information related to dates from and after January 1, 2000, which could result in difficulty pricing foreign investments and failure by foreign issuers to pay timely dividends, interest, or principal. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Investing in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory, and political uncertainties. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

ASIA. Asia includes countries in all stages of economic development, from the highly developed economy of Japan to the emerging market economy of the People's Republic of China. Most Asian economies are characterized by over-extension of credit, currency devaluations and restrictions, rising unemployment, high inflation, decreased exports, and economic recessions. Currency devaluations in any one country can have a significant effect on the entire region. Recently, the markets in each Asian country have suffered significant downturns as well as significant volatility. Increased political and social unrest in some or all Asian countries could cause further economic and market uncertainty.

ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities.

Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

FUNDAMENTAL INVESTMENT POLICIES

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

ADVISOR EMERGING ASIA FUND seeks long-term capital appreciation.

VALUING SHARES

The fund is open for business each day the New York Stock Exchange
(NYSE) is open.

A class's net asset value per share (NAV) is the value of a single share. Fidelity(registered trademark) normally calculates Institutional Class's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). The fund's assets are valued as of this time for the purpose of computing Institutional Class's NAV.

To the extent that the fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

SHAREHOLDER INFORMATION


BUYING AND SELLING SHARES

GENERAL INFORMATION

For account, product and service information, please use the following phone numbers:

(small solid bullet) If you are investing through a broker-dealer or insurance representative, 1-800-522-7297 (8:30 a.m. - 7:00 p.m.
Eastern time, Monday through Friday).

(small solid bullet) If you are investing through a bank representative, 1-800-843-3001 (8:30 a.m. - 7:00 p.m. Eastern time,
Monday through Friday).

Please use the following addresses:

BUYING OR SELLING SHARES

Fidelity Investments(registered trademark)
P.O. Box 770002
Cincinnati, OH 45277-0081

OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH2A
Hebron, KY 41048

You may buy or sell Institutional Class shares of the fund through a retirement account or an investment professional. When you invest through a retirement account or an investment professional, the procedures for buying, selling, and exchanging Institutional Class shares of the fund and the account features and policies may differ. Additional fees may also apply to your investment in Institutional Class shares of the fund, including a transaction fee if you buy or sell Institutional Class shares of the fund through a broker or other investment professional.

Certain methods of contacting Fidelity, such as by telephone, may be unavailable or delayed (for example, during periods of unusual market activity).

The different ways to set up (register) your account with Fidelity are listed in the following table.

WAYS TO SET UP YOUR ACCOUNT

INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS

RETIREMENT
FOR TAX-ADVANTAGED RETIREMENT SAVINGS
(solid bullet) TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)
(solid bullet) ROTH IRAS
(solid bullet) ROLLOVER IRAS
(solid bullet) 401(K) PLANS AND CERTAIN OTHER 401(A)-QUALIFIED PLANS (solid bullet) KEOGH PLANS
(solid bullet) SIMPLE IRAS
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP IRAS)
(solid bullet) SALARY REDUCTION SEP-IRAS (SARSEPS)

GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS

TRUST
FOR MONEY BEING INVESTED BY A TRUST

BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS OR
OTHER GROUPS

BUYING SHARES

Institutional Class shares are offered to:

1. Broker-dealer managed account programs that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. In addition, employee benefit plans (as defined in the Employee Retirement Income Security
Act), 403(b) programs and plans covering sole-proprietors (formerly Keogh/H.R. 10 plans) must have at least $50 million in plan assets;

2. Registered investment adviser managed account programs, provided the registered investment adviser is not part of an organization primarily engaged in the brokerage business, and the program (i) charges an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. In addition, accounts other than an employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly a Keogh/H.R. 10 plan) in the program must be managed on a discretionary basis;

3. Trust institution and bank trust department managed account programs that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. Accounts managed by third parties are not eligible to purchase Institutional Class shares;

4. Insurance company separate accounts that will have at least $1 million invested in the Institutional Class of the Advisor funds,

5. Fidelity Trustees and employees; and

6. Insurance company programs for employee benefit plans, 403(b) programs or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans) that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. Insurance company programs for employee benefit plans, 403(b) programs and plans covering sole-proprietors (formerly Keogh/H.R. 10 plans) include such programs offered by a broker-dealer affiliate of an insurance company, provided that the affiliate is not part of an organization primarily engaged in the brokerage business.

For purchases made by managed account programs, insurance company separate accounts or insurance company programs for employee benefit plans, 403(b) programs or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans), Fidelity may waive the requirement that $1 million be invested in the Institutional Class of the Advisor funds.

The price to buy one share of Institutional Class is the class's NAV. Institutional Class shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your order is received in proper form.

It is the responsibility of your investment professional to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.

Short-term or excessive trading into and out of the fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the fund. For these purposes, FMR may consider an investor's trading history in the fund or other Fidelity funds, and accounts under common ownership or control.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

(small solid bullet) All of your purchases must be made in U.S.
dollars and checks must be drawn on U.S. banks.

(small solid bullet) Fidelity does not accept cash.

(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.

(small solid bullet) Fidelity reserves the right to limit the number of checks processed at one time.

(small solid bullet) Fidelity must receive payment within three business days after an order for shares is placed; otherwise your purchase order may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Shares can be bought or sold through investment professionals using an automated order placement and settlement system that guarantees payment for orders on a specified date.

Certain financial institutions that meet creditworthiness criteria established by Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by that time, the order will be canceled and the financial institution will be liable for any losses.

MINIMUMS

TO OPEN AN ACCOUNT                         $2,500

For certain Fidelity Advisor retirement
accountsA                                  $500

Through regular investment plansB          $100

TO ADD TO AN ACCOUNT                       $100

MINIMUM BALANCE                            $1,000

For certain Fidelity Advisor retirement
accountsA                                  None

A FIDELITY ADVISOR TRADITIONAL IRA, ROTH IRA, ROLLOVER IRA, SEP-IRA, AND KEOGH ACCOUNTS.

B AN ACCOUNT MAY BE OPENED WITH A MINIMUM OF $100, PROVIDED THAT A REGULAR INVESTMENT PLAN IS ESTABLISHED AT THE TIME THE ACCOUNT IS
OPENED.

There is no minimum account balance or initial or subsequent purchase minimum for certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts. In addition, the fund may waive or lower purchase minimums in other circumstances.

KEY INFORMATION

PHONE                        TO OPEN AN ACCOUNT
                             (small solid bullet) Exchange
                             from the same class of
                             another Fidelity Advisor
                             fund or from another
                             Fidelity fund. Call your
                             investment professional or
                             call Fidelity at the
                             appropriate number found in
                             "General Information."

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Exchange
                             from the same class of
                             another Fidelity Advisor
                             fund or from another
                             Fidelity fund. Call your
                             investment professional or
                             call Fidelity at the
                             appropriate number found in
                             "General Information."

MAIL FIDELITY INVESTMENTS    TO OPEN AN ACCOUNT
P.O. BOX 770002 CINCINNATI,  (small solid bullet) Complete
OH 45277-0081                and sign the application.
                             Make your check payable to
                             the complete name of the
                             fund and note the applicable
                             class. Mail to your
                             investment professional or
                             to the address at left.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Make
                             your check payable to the
                             complete name of the fund
                             and note the applicable
                             class. Indicate your fund
                             account number on your check
                             and mail to your investment
                             professional or to the
                             address at left.
                             (small solid bullet) Exchange
                             from the same class of other
                             Fidelity Advisor funds or
                             from another Fidelity fund.
                             Send a letter of instruction
                             to your investment
                             professional or to the
                             address at left, including
                             your name, the funds' names,
                             the applicable class names,
                             the fund account numbers,
                             and the dollar amount or
                             number of shares to be
                             exchanged.

IN PERSON                    TO OPEN AN ACCOUNT
                             (small solid bullet) Bring
                             your application and check
                             to your investment
                             professional.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Bring
                             your check to your
                             investment professional.

WIRE                         TO OPEN AN ACCOUNT
                             (small solid bullet) Call
                             your investment professional
                             or call Fidelity at the
                             appropriate number found in
                             "General Information" to set
                             up your account and to
                             arrange a wire transaction.
                             (small solid bullet) Wire to:
                             Bankers Trust Company, Bank
                             Routing # 021001033, Account
                             # 00159759.
                             (small solid bullet) Specify
                             the complete name of the
                             fund, note the applicable
                             class, and include your new
                             fund account number and your
                             name.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Wire to:
                             Bankers Trust Company, Bank
                             Routing # 021001033, Account
                             # 00159759.
                             (small solid bullet) Specify
                             the complete name of the
                             fund, note the applicable
                             class, and include your fund
                             account number and your name.

AUTOMATICALLY                TO OPEN AN ACCOUNT
                             (small solid bullet) Not
                             available.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Use
                             Fidelity Advisor Systematic
                             Investment Program.

SELLING SHARES

The price to sell one share of Institutional Class is the class's NAV.

If appropriate to protect shareholders, the fund may impose a redemption fee (trading fee) on redemptions from the fund.

Your shares will be sold at the next NAV calculated after your order is received in proper form.

It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

(small solid bullet) You wish to sell more than $100,000 worth of shares;

(small solid bullet) Your account registration has changed within the last 15 or 30 days, depending on your account;

(small solid bullet) The check is being mailed to a different address than the one on your account (record address);

(small solid bullet) The check is being made payable to someone other than the account owner; or

(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

(small solid bullet) If you are selling some but not all of your shares, leave at least $1,000 worth of shares in the account to keep it open, except accounts not subject to account minimums.

(small solid bullet) Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven days to process redemptions if making immediate payment would adversely affect the fund.

(small solid bullet) Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.

(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

(small solid bullet) Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.

(small solid bullet) You will not receive interest on amounts represented by uncashed redemption checks.

(small solid bullet) Unless otherwise instructed, Fidelity will send a check to the record address.

To sell shares issued with certificates, call Fidelity for instructions. The fund no longer issues share certificates.

KEY INFORMATION

PHONE                        (small solid bullet) Call
                             your investment professional
                             or call Fidelity at the
                             appropriate number found in
                             "General Information" to
                             initiate a wire transaction
                             or to request a check for
                             your redemption.

                             (small solid bullet) Exchange
                             to the same class of other
                             Fidelity Advisor funds or to
                             another Fidelity fund. Call
                             your investment professional
                             or call Fidelity at the
                             appropriate number found in
                             "General Information."

MAIL FIDELITY INVESTMENTS    INDIVIDUAL, JOINT TENANT,
P.O. BOX 770002 CINCINNATI,  SOLE PROPRIETORSHIP, UGMA,
OH 45277-0081                UTMA
                             (small solid bullet) Send a
                             letter of instruction to
                             your investment professional
                             or to the address at left,
                             including your name, the
                             fund's name, the applicable
                             class name, your fund
                             account number, and the
                             dollar amount or number of
                             shares to be sold. The
                             letter of instruction must
                             be signed by all persons
                             required to sign for
                             transactions, exactly as
                             their names appear on the
                             account.

                             RETIREMENT ACCOUNT
                             (small solid bullet) The
                             account owner should
                             complete a retirement
                             distribution form. Call your
                             investment professional or
                             call Fidelity at the
                             appropriate number found in
                             "General Information" to
                             request one.

                             TRUST
                             (small solid bullet) Send a
                             letter of instruction to
                             your investment professional
                             or to the address at left,
                             including the trust's name,
                             the fund's name, the
                             applicable class name, the
                             trust's fund account number,
                             and the dollar amount or
                             number of shares to be sold.
                             The trustee must sign the
                             letter of instruction
                             indicating capacity as
                             trustee. If the trustee's
                             name is not in the account
                             registration, provide a copy
                             of the trust document
                             certified within the last 60
                             days.

                             BUSINESS OR ORGANIZATION
                             (small solid bullet) Send a
                             letter of instruction to
                             your investment professional
                             or to the address at left,
                             including the firm's name,
                             the fund's name, the
                             applicable class name, the
                             firm's fund account number,
                             and the dollar amount or
                             number of shares to be sold.
                             At least one person
                             authorized by corporate
                             resolution to act on the
                             account must sign the letter
                             of instruction.

                             (small solid bullet) Include
                             a corporate resolution with
                             corporate seal or a
                             signature guarantee.

                             EXECUTOR, ADMINISTRATOR,
                             CONSERVATOR, GUARDIAN
                             (small solid bullet) Call
                             your investment professional
                             or call Fidelity at the
                             appropriate number found in
                             "General Information" for
                             instructions.

IN PERSON                    INDIVIDUAL, JOINT TENANT,
                             SOLE PROPRIETORSHIP, UGMA,
                             UTMA
                             (small solid bullet) Bring a
                             letter of instruction to
                             your investment
                             professional. The letter of
                             instruction must be signed
                             by all persons required to
                             sign for transactions,
                             exactly as their names
                             appear on the account.

                             RETIREMENT ACCOUNT
                             (small solid bullet) The
                             account owner should
                             complete a retirement
                             distribution form. Visit
                             your investment professional
                             to request one.

                             TRUST
                             (small solid bullet) Bring a
                             letter of instruction to
                             your investment
                             professional. The trustee
                             must sign the letter of
                             instruction indicating
                             capacity as trustee. If the
                             trustee's name is not in the
                             account registration,
                             provide a copy of the trust
                             document certified within
                             the last 60 days.

                             BUSINESS OR ORGANIZATION
                             (small solid bullet) Bring a
                             letter of instruction to
                             your investment
                             professional. At least one
                             person authorized by
                             corporate resolution to act
                             on the account must sign the
                             letter of instruction.

                             (small solid bullet) Include
                             a corporate resolution with
                             corporate seal or a
                             signature guarantee.

                             EXECUTOR, ADMINISTRATOR,
                             CONSERVATOR, GUARDIAN
                             (small solid bullet) Visit
                             your investment professional
                             for instructions.

AUTOMATICALLY                (small solid bullet) Use
                             Fidelity Advisor Systematic
                             Withdrawal Program to set up
                             periodic redemptions from
                             your Institutional Class
                             account.

EXCHANGING SHARES

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As an Institutional Class shareholder, you have the privilege of exchanging your Institutional Class shares for Institutional Class shares of other Fidelity Advisor funds or for shares of Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

(small solid bullet) The fund or class you are exchanging into must be available for sale in your state.

(small solid bullet) You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number.

(small solid bullet) Before exchanging into a fund or class, read its prospectus.

(small solid bullet) Exchanges may have tax consequences for you.

(small solid bullet) The fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control will be counted together for purposes of the four exchange limit.

(small solid bullet) The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.

(small solid bullet) The fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

The fund may terminate or modify the exchange privilege in the future.

Other funds may have different exchange restrictions, and may impose trading fees of up to 3.00% of the amount exchanged. Check each fund's prospectus for details.

ACCOUNT FEATURES AND POLICIES

FEATURES

The following features are available to buy and sell shares of the fund.

AUTOMATIC INVESTMENT AND WITHDRAWAL PROGRAMS. Fidelity offers convenient services that let you automatically transfer money into your account, between accounts, or out of your account. While automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic withdrawal or exchange programs can be a convenient way to provide a consistent income flow or to move money between your investments.

FIDELITY ADVISOR SYSTEMATIC
INVESTMENT PROGRAM TO MOVE
MONEY FROM YOUR BANK ACCOUNT
TO A FIDELITY ADVISOR FUND.

MINIMUM   MINIMUM                      FREQUENCY                    PROCEDURES
INITIAL   ADDITIONAL                   Monthly, bimonthly,          (small solid bullet) To set
$100      $100                         quarterly, or semi-annually  up for a new account,
                                                                    complete the appropriate
                                                                    section on the application.

                                                                    (small solid bullet) To set
                                                                    up for existing accounts,
                                                                    call your investment
                                                                    professional or call
                                                                    Fidelity at the appropriate
                                                                    number found in "General
                                                                    Information" for an
                                                                    application.

                                                                    (small solid bullet) To make
                                                                    changes, call your
                                                                    investment professional or
                                                                    call Fidelity at the
                                                                    appropriate number found in
                                                                    "General Information." Call
                                                                    at least 10 business days
                                                                    prior to your next scheduled
                                                                    investment date.

FIDELITY ADVISOR SYSTEMATIC
WITHDRAWAL PROGRAM TO SET UP
PERIODIC REDEMPTIONS FROM
YOUR INSTITUTIONAL CLASS
ACCOUNT TO YOU OR TO YOUR
BANK CHECKING ACCOUNT.

MINIMUM                       MAXIMUM  FREQUENCY                    PROCEDURES
$100                          $50,000  Monthly, quarterly, or       (small solid bullet) Accounts
                                       semi-annually                with a value of $10,000 or
                                                                    more in Institutional Class
                                                                    shares are eligible for this
                                                                    program.

                                                                    (small solid bullet) To set
                                                                    up, call your investment
                                                                    professional or call
                                                                    Fidelity at the appropriate
                                                                    number found in "General
                                                                    Information" for instructions.

                                                                    (small solid bullet) To make
                                                                    changes, call your
                                                                    investment professional or
                                                                    call Fidelity at the
                                                                    appropriate number found in
                                                                    "General Information." Call
                                                                    at least 10 business days
                                                                    prior to your next scheduled
                                                                    withdrawal date.


OTHER FEATURES. The following other features are also available to buy and sell shares of the fund.

WIRE
TO PURCHASE AND SELL SHARES VIA THE FEDERAL RESERVE WIRE SYSTEM.

(small solid bullet) You must sign up for the Wire feature before using it. Complete the appropriate section on the application when opening your account.

(small solid bullet) Call your investment professional or call
Fidelity at the appropriate number found in "General Information" before your first use to verify that this feature is set up on your account.

(small solid bullet) To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.

(small solid bullet) To add the wire feature or to change the bank account designated to receive redemption proceeds at any time prior to making a redemption request, you should send a letter of instruction, including a signature guarantee, to your investment professional or to Fidelity at the address found in "General Information."

POLICIES

The following policies apply to you as a shareholder.

STATEMENTS AND REPORTS that Fidelity sends to you include the following:

(small solid bullet) Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).

(small solid bullet) Monthly or quarterly account statements
(detailing account balances and all transactions completed during the prior month or quarter).

(small solid bullet) Financial reports (every six months).

To reduce expenses, only one copy of most financial reports and prospectuses will be mailed, even if you have more than one account in the fund. Call Fidelity at 1-888-622-3175 if you need additional copies of financial reports or prospectuses.

You may initiate many TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

When you sign your ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.

If your ACCOUNT BALANCE falls below $1,000 (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV on the day your account is closed.

Fidelity may charge a FEE FOR CERTAIN SERVICES, such as providing historical account documents.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions in December.

DISTRIBUTION OPTIONS

When you open an account, specify on your application how you want to receive your distributions. The following options may be available for Institutional Class's distributions:

1. REINVESTMENT OPTION. Your dividends and capital gain distributions will be automatically reinvested in additional Institutional Class shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested in additional Institutional Class shares of the fund. Your dividends will be paid in cash.

3. CASH OPTION. Your dividends and capital gain distributions will be paid in cash.

4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividends will be automatically invested in Institutional Class shares of another identically registered Fidelity Advisor fund or shares of identically registered Fidelity funds. Your capital gain distributions will be automatically invested in Institutional Class shares of another identically registered Fidelity Advisor fund or shares of identically registered Fidelity funds, automatically reinvested in additional Institutional Class shares of the fund, or paid in cash.

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, contact your investment professional directly or call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

TAX CONSEQUENCES

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

TAXES ON DISTRIBUTIONS. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, the fund's dividends and distributions of short-term capital gains are taxable to you as ordinary income, while the fund's distributions of long-term capital gains are taxable to you generally as capital gains.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.

TAXES ON TRANSACTIONS. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

FUND SERVICES


FUND MANAGEMENT

Advisor Emerging Asia is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager.

As of March 25, 1999, FMR had approximately $521.7 billion in discretionary assets under management.

As the manager, FMR is responsible for choosing the fund's investments and handling its business affairs.

Affiliates assist FMR with foreign investments:

(small solid bullet) Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for the fund. FMR U.K. was organized in 1986 to provide investment research and advice to FMR. Currently, FMR U.K. provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

(small solid bullet) Fidelity Management & Research Far East Inc. (FMR Far East) serves as a sub-adviser for the fund. FMR Far East was organized in 1986 to provide investment research and advice to FMR. Currently, FMR Far East provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

(small solid bullet) Fidelity International Investment Advisors
(FIIA), in Pembroke, Bermuda, serves as a sub-adviser for the fund. As of September 28, 1999, FIIA had approximately $3.6 billion in discretionary assets under management. Currently, FIIA is primarily responsible for choosing investments for the fund.

(small solid bullet) Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), in London, England, serves as a sub-adviser for the fund. As of September 28, 1999, FIIA(U.K.)L had approximately $2.6 billion in discretionary assets under management. Currently, FIIA (U.K.)L provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

(small solid bullet) Fidelity Investment Japan Ltd. (FIJ), in Tokyo, Japan, serves as a sub-adviser for the fund. As of September 28, 1999, FIJ had approximately $16.3 billion in discretionary assets under management. Currently, FIJ provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

The fund could be adversely affected if the computer systems used by FMR and other service providers do not properly process and calculate date-related information from and after January 1, 2000. FMR has advised the fund that it is actively working on necessary changes to its computer systems and expects that its systems, and those of other major service providers, will be modified prior to January 1, 2000. However, there can be no assurance that there will be no adverse impact on the fund.

Yosawadee Polcharoen is manager of Fidelity Advisor Emerging Asia Fund. She also manages other Fidelity funds. Ms. Polcharoen joined Fidelity in 1992 as a research analyst. Previously, she was a senior investment analyst for Peregrine Brokerage Ltd in Bangkok from 1990 to 1992.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For October 1999, the group fee rate was 0.2805%. The individual fund fee rate is 0.45%.

FMR pays FMR U.K., FMR Far East, and FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L. FMR or FMR Far East
   pays     FIJ for providing sub-advisory services.

FMR may, from time to time, agree to reimburse a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements can decrease a class's expenses and boost its performance.

FUND DISTRIBUTION

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes Institutional Class's shares.

Institutional Class has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Institutional Class shares and/or shareholder support services. FMR, directly or through FDC, may pay intermediaries, such as banks, broker-dealers and other service providers, that provide those services. Currently, the Board of Trustees has authorized such payments for Institutional Class.

To receive payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.

FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of the Fidelity Advisor funds, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related statement of additional information (SAI), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

APPENDIX


FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand Institutional Class's financial history for the period of the class's operations. Certain information reflects financial results for a single class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the class (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the fund's financial highlights and financial statements, are included in the fund's annual report. A free copy of the annual report is available upon request.

ADVISOR EMERGING ASIA FUND - INSTITUTIONAL CLASS

Year ended October 31,           1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 14.44
period

Income from Investment
Operations

 Net investment income D          .05

 Net realized and unrealized      .54
gain (loss)

 Total from investment            .59
operations

Net asset value, end of period   $ 15.03

TOTAL RETURN B, C                 4.09%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 172
(000 omitted)

Ratio of expenses to average      1.75% A, F
net assets

Ratio of net investment           .90% A
income to average net assets

Portfolio turnover                62%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
C TOTAL RETURN FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD JUNE 16, 1999 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.







You can obtain additional information about the fund. The fund's SAI includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual report and the Closed-End Fund's semi-annual report include a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-888-622-3175.

The SAI, the fund's annual report and the Closed-End Fund's semi-annual report and other related materials are available on the SEC's Internet Web site (http://www.sec.gov). You can obtain copies of this information upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER, 811-3855

Fidelity Investments & (Pyramid) Design, Fidelity, Fidelity
Investments, and Directed Dividends are registered trademarks of FMR
Corp.

   1.713487.103                               AEAI-pro-   1299-01